UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 24, 2013

Almah, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178883	46-0524102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Pembroke House, 28-32 Pembroke St Upper, Dublin 2, Ireland
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	353-871536401

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 24, 2013, upon approval from the Financial Industry Regulatory Authority (“FINRA”), Almah, Inc. (the “Company”) effected an 11 for 1 forward stock split by way of a stock dividend, of all of its issued and outstanding shares of common stock (the “Stock Split”). The Stock Split will increase the number of the Company’s issued and outstanding common stock to 43,560,000, from the current 3,960,000. The Stock Split will not affect the number of the Company’s authorized common stock or its par value, which remain at 300,000,000 and $0.001 par value per share, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALMAH, INC.

Dated: May 24, 2013	/s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D.
President, Chief Executive Officer and
Interim Chief Financial Officer